OTHER CURRENT AND NON-CURRENT ASSETS (Tables)	12 Months Ended
Dec. 31, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
SCHEDULE OF OTHER CURRENT ASSETS

(a) As of December 31, 2024 and 2023, other current assets consist of:

	December 31, 2024	December 31, 2023
Advances to unrelated-parties (i)	$380,144	$1,209,202
Advances to a related party	232,589	239,469
Advances to employees	29,497	78,566
Other current assets	85,354	112,833
	$727,584	$1,640,070

(i)	The advances to unrelated parties for business development are non-interest bearing and are due on demand.

As of December 31, 2024 and 2023, the balance included the amount due from a third-party vendor of approximately $nil and $383,000. According to the contract and its subsequent amendment, the vendor is contracted to perform consulting service of market research as subcontractor and to facilitate the development of the new media advertising market.

Based on the amendment of the contract, the Company agrees to make advances to the vendor specifically for its market development purposes, and the total initial commitment of funding was RMB6 million (approximately USD $822,000). Meanwhile, the Company agrees to pay the vendor a 12% commission fee based on the advertising revenue it has facilitated, and a 50% subcontractor fee based on the consulting services revenue, tax inclusive.

If the Company’s revenue facilitated by the vendor does not reach certain threshold during specified periods, the contract could be terminated by the Company, and all funding with applicable interest, less any commissions and subcontractor fees payable to the vendor, shall be repaid to the Company within one month after the termination of the contract. If the two parties terminate the cooperation on the condition that the vendor meet the target, all funding without interest, shall be repaid.

The first period as specified is from January 1, 2021 to December 31, 2021 with a threshold revenue of RMB 15 million (approximately USD $2,294,400). The threshold revenue is to increase by 30% in the year 2022. For the year ended December 31, 2021, revenue facilitated by the vendor has reached RMB15.2 million (approximately USD $2,386,360). In December 2022, both parties agreed a one-year extension to fulfill the revenue threshold for year 2022. For the year ended December 31, 2022, revenue facilitated by the vendor has reached RMB7.5 million (approximately USD $1,111,000). For the year ended December 31, 2023, revenue facilitated by the vendor has reached RMB20.8 million (approximately USD $2,947,000). The revenue facilitated by the vendor has fulfilled the revenue threshold and no event occurs or circumstance changes that would potentially indicate that the carrying amount of the receivable was impaired. The cooperation between the two parties under this project ended at the end of 2024.

SCHEDULE OF OTHER NON-CURRENT ASSETS	(b) As of December 31, 2024 and 2023, Other assets, non-current consist of:
	December 31, 2024	December 31, 2023
Other assets, non-current, net	$-	$811,026
	$-	$811,026